Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact: Charles Coleman, (626) 302-7982

Investor relations contact: Scott Cunningham, (626) 302-2540

Edison International Reports 2011 Results

•	Company reported full-year 2011 basic losses of $(0.11) per share, compared to earnings of $3.84 per share in 2010. Core earnings for 2011 were $3.22 per share, compared to $3.48 per share last year.

•

Company reported fourth quarter 2011 basic losses of $(2.57) per share, compared to earnings of $0.51 per share in the same quarter last year. Fourth quarter core earnings for 2011 were $0.75 per share, compared to $0.58 per share in the same quarter last year.

•	The basic losses primarily relate to Edison Mission Group’s (EMG) impairment of its Homer City plant and three Midwest Generation stations.

ROSEMEAD, Calif., Feb. 29, 2012 – Edison International (NYSE: EIX) today reported fourth quarter 2011 basic losses of $(2.57) per share, compared to basic earnings of $0.51 per share in the same quarter last year. Fourth quarter 2011 core earnings were $0.75 per share, compared to core earnings of $0.58 per share in the fourth quarter of 2010. Higher fourth quarter core earnings at Southern California Edison (SCE) were partially offset by losses at EMG driven by lower energy prices, capacity prices, and generation.

For 2011, the company reported basic losses of $(0.11) per share compared to basic earnings of $3.84 per share in 2010, while core earnings for 2011 decreased 7 percent to $3.22 per share compared to $3.48 per share in 2010. The increase in core earnings at SCE was more than offset by losses at EMG driven by lower energy prices, capacity prices, and generation.

“For 2011, Edison International posted core earnings above its earnings guidance range and above Street consensus, although we reported a full-year loss due to impairment charges at our competitive generation subsidiary, EMG,” said Ted Craver, chairman and chief executive officer of Edison International. “Southern California Edison continued to contribute strong earnings growth from its ongoing capital investment program. Given the challenging market conditions facing EMG, we have taken important steps at EMG to preserve and enhance liquidity.”

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Note: GAAP earnings and losses refer to net income or losses attributable to Edison International throughout this release. Core earnings are a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Per Share Guidance to Basic Earnings Per Share Guidance.

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Fourth Quarter Earnings Detail

SCE’s fourth quarter 2011 basic and core earnings were $0.76 per share compared to $0.56 per share in the fourth quarter of 2010. Core earnings increased primarily due to rate base growth and also included a $0.09 per share benefit related to cumulative changes to deferred income taxes.

EMG’s fourth quarter 2011 basic losses were $(3.29) per share compared to earnings of $0.03 per share in the fourth quarter of 2010. Core losses were $(0.03) per share compared to earnings of $0.10 per share in the same quarter last year. Core losses resulted from lower capacity revenues, realized energy prices, and generation, and higher interest expense, partially offset by higher trading and renewables project income. Fourth quarter 2011 results included the following non-core items: impairment charges for Homer City, three Midwest Generation facilities, and certain wind assets, charges resulting from reduced wind development activity, and charges from the write-off of an American Airlines aircraft lease receivable. Also included was a benefit related to the prior March Point sale. Fourth quarter 2010 results included a non-core charge related to the write-off of capitalized costs at Midwest Generation.

The Homer City impairment charge reflects EMG’s expectation that it is likely to lose substantially all beneficial economic interest in Homer City as a result of an inability to secure third-party financing of environmental controls and the current process underway to transfer Homer City to the owner-lessors. Reflecting low power prices and required retrofits which are less economical for some smaller coal-fired generation stations, EMG decided to shut down Midwest Generation’s Fisk by the end of 2012 and Crawford by the end of 2014. It also concluded it was less likely to retrofit Waukegan than the remaining larger stations, though no final decision has been made. These decisions resulted in impairments of all three Midwest Generation stations.

Edison International parent company and other reported a fourth quarter 2011 basic loss of $(0.04) per share compared to a $(0.08) per share basic loss in the same quarter last year. Core earnings were $0.02 per share in the fourth quarter of 2011 compared to core losses of $(0.08) per share in the fourth quarter of 2010. Non-core charges in the fourth quarter of 2011 included a $(0.06) per share consolidated deferred tax adjustment related to EMG asset impairments.

Full-Year Earnings Detail

SCE’s basic earnings in 2011 were $3.33 per share compared to $3.19 per share in 2010. Core earnings were $3.33 per share compared to $3.01 per share in 2010. The increase in core earnings was primarily driven by rate base growth.

EMG’s basic losses in 2011 were $(3.34) per share compared to earnings of $0.69 per share in 2010. Core losses were $(0.07) per share compared to earnings of $0.59 per share in 2010. EMG’s core losses were driven by lower average realized energy prices, capacity prices, and generation for the merchant coal plants, higher interest expense, and lower trading revenue. Losses were partially offset by an increase in renewable project income. Non-core items in 2011 included the fourth quarter non-core items discussed above together with impacts from discontinued operations. Non-core items in 2010 included benefits from tax settlements and discontinued operations, and a charge from the write-off of capitalized costs.

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Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Edison International parent company and other reported 2011 basic losses of $(0.10) per share compared to a loss of $(0.04) per share in 2010. Core losses were $(0.04) per share in 2011 compared to a loss of $(0.12) per share in 2010. Non-core items included a charge for consolidated deferred tax adjustment related to asset impairment in 2011 and a benefit associated with the global settlement in 2010.

2012 Earnings Guidance

The company will provide 2012 earnings guidance after SCE has received a final decision on its 2012 General Rate Case from the California Public Utilities Commission. See the risk disclosure statement on page 4 and the financial teleconference presentation accompanying the company’s earnings conference call for further information.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business.

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Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (core EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and core EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of losses or losses per share.

Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core EPS are defined as GAAP earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. Core earnings are reconciled to GAAP earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

About Asset Impairment Charges

Long-lived assets, including intangible assets, are evaluated for impairment in accordance with applicable authoritative guidance. Authoritative guidance requires that if the undiscounted expected future cash flow from a company’s assets or group of assets (without interest charges) is less than its carrying value, asset impairment must be recognized on the financial statements. The impairment charges, if applicable, are calculated as the excess of the asset’s carrying value over its fair value, which represents the discounted expected future cash flows attributable to the asset or, in the case of assets expected to be sold, at fair value less costs to sell. Long-lived assets for impairment are evaluated whenever indicators of impairment exist or when there is a commitment to sell or dispose of the asset. These evaluations may result from significant decreases in the market price of an asset, a significant adverse change in the extent or manner in which an asset is being used in its physical condition, a significant adverse change in legal factors or in the business climate that could affect the value of an asset, as well as economic or operational analyses.

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Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Risk Disclosure Statement

      Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2011 Form 10-K and other reports filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:	Wednesday, February 29, 2012, 2:00 p.m. (Pacific Standard Time)
Telephone Numbers:	1-800-369-2198 (US) and 1-773-756-4618 (Int’l) - Passcode: Edison
Telephone Replay:	1-800-839-4843 (US) and 1-203-369-3590 (Int’l) - Passcode: 468529 Telephone replay available through March 9, 2012
Webcast:	www.edisoninvestor.com

The prepared remarks made on the conference call by Ted Craver, chairman and chief executive officer of Edison International, will be available at www.edisoninvestor.com.

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Summary Financial Schedules

Fourth Quarter Basic Earnings (Loss) Per Share

	Quarter Ended December 31,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2011	2010	Change
SCE	$0.76	$0.56	$0.20
EMG	(3.29)	0.03	(3.32)
EIX parent company and other	(0.04)	(0.08)	0.04
EIX earnings (loss) from continuing operations	(2.57)	0.51	(3.08)
EIX earnings (loss) from discontinued operations	—	—	—
EIX basic earnings (loss)[1]	$(2.57)	$0.51	$(3.08)

EIX diluted earnings (loss)	$(2.57)	$0.51	$(3.08)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

Fourth Quarter Reconciliation of Core Earnings (Loss) Per Share

to Basic Earnings (Loss) Per Share

	Quarter Ended December 31,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2011	2010	Change
Core Earnings (Loss)[1]
SCE	$0.76	$0.56	$0.20
EMG	(0.03)	0.10	(0.13)
EIX parent company and other	0.02	(0.08)	0.10
EIX core earnings	0.75	0.58	0.17

Non-core items
EMG – write-off of capitalized costs	—	(0.07)	0.07
EMG – gain on sale of March Point	0.02	—	0.02
EMG – impairment of three Midwest Generation facilities	(1.19)	—	(1.19)
EMG – impairment of Homer City	(1.91)	—	(1.91)
EMG – impairment of wind portfolio and charges	(0.13)	—	(0.13)
EMG – write-off of American Airlines aircraft lease receivable	(0.05)	—	(0.05)
EIX – deferred tax adjustment related to impairment	(0.06)	—	(0.06)
Total non-core items	(3.32)	(0.07)	(3.25)
EIX basic earnings (loss)[1]	$(2.57)	$0.51	$(3.08)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Fourth Quarter Basic Earnings (Loss)

	Quarter Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2011	2010	Change
SCE	$ 247	$ 181	$ 66
EMG	(1,071)	10	(1,081)
EIX parent company and other	(15)	(25)	10

EIX earnings (loss) from continuing operations	(839)	166	(1,005)

EIX earnings (loss) from discontinued operations	—	—	—

EIX basic earnings (loss)	$ (839)	$ 166	$ (1,005)

Fourth Quarter Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Quarter Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2011	2010	Change
Core Earnings (Loss)[1]
SCE	$ 247	$ 181	$ 66
EMG	(10)	34	(44)
EIX parent company and other	6	(25)	31

EIX core earnings	243	190	53

Non-core items
EMG – write-off of capitalized costs	—	(24)	24
EMG – gain on sale of March Point	5	—	5
EMG – impairment of three Midwest Generation facilities	(386)	—	(386)
EMG – impairment of Homer City	(623)	—	(623)
EMG – impairment of wind portfolio and charges	(41)	—	(41)
EMG – write-off of American Airlines aircraft lease receivable	(16)	—	(16)
EIX – deferred tax adjustment related to impairment	(21)	—	(21)

Total non-core items	(1,082)	(24)	(1,058)

EIX basic earnings (loss)	$ (839)	$ 166	$ (1,005)

  1     See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Full-Year Basic Earnings (Loss) Per Share

	Year Ended December 31,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2011	2010	Change
SCE	$ 3.33	$ 3.19	$ 0.14
EMG	(3.33)	0.68	(4.01)
EIX parent company and other	(0.10)	(0.04)	(0.06)

EIX earnings (loss) from continuing operations	(0.10)	3.83	(3.93)

EIX earnings (loss) from discontinued operations	(0.01)	0.01	(0.02)

EIX basic earnings (loss)[1]	$ (0.11)	$ 3.84	$ (3.95)

EIX diluted earnings (loss)	$ (0.11)	$ 3.82	$ (3.93)

1	The impact of participating securities is included in EIX parent company and other and was zero per share for 2011 and $(0.01) for 2010.

Full-Year Reconciliation of Core Earnings (Loss) Per Share

to Basic Earnings (Loss) Per Share

	Year Ended December 31,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2011	2010	Change
Core Earnings (Loss)[1]
SCE	$ 3.33	$ 3.01	$ 0.32
EMG	(0.07)	0.59	(0.66)
EIX parent company and other	(0.04)	(0.12)	0.08

EIX core earnings	3.22	3.48	(0.26)

Non-core items
SCE – regulatory items	—	(0.12)	0.12
Global settlement
SCE	—	0.30	(0.30)
EMG	—	0.16	(0.16)
EIX parent company and other	—	0.08	(0.08)
EMG – write-off of capitalized costs	—	(0.07)	0.07
EMG – gain on sale of March Point	0.02	—	0.02
EMG – impairment of three Midwest Generation facilities	(1.19)	—	(1.19)
EMG – impairment of Homer City	(1.91)	—	(1.91)
EMG – impairment of wind portfolio and charges	(0.13)	—	(0.13)
EMG – write-off of American Airlines aircraft lease receivable	(0.05)	—	(0.05)
EMG – discontinued operations	(0.01)	0.01	(0.02)
EIX – deferred tax adjustment related to impairment	(0.06)	—	(0.06)

Total non-core items	(3.33)	0.36	(3.69)

EIX basic earnings (loss)[1]	$ (0.11)	$ 3.84	$ (3.95)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was zero per share for 2011 and $(0.01) for 2010.

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Full-Year Basic Earnings (Loss)

	Year Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2011	2010	Change
SCE	$ 1,085	$ 1,040	$ 45
EMG	(1,086)	220	(1,306)
EIX parent company and other	(33)	(8)	(25)
EIX earnings (loss) from continuing operations	(34)	1,252	(1,286)
EIX earnings (loss) from discontinued operations	(3)	4	(7)
EIX basic earnings (loss)	$ (37)	$1,256	$ (1,293)

Full-Year Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Year Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2011	2010	Change
Core Earnings (Loss)[1]
SCE	$ 1,085	$ 984	$ 101
EMG	(25)	192	(217)
EIX parent company and other	(12)	(36)	24
EIX core earnings	1,048	1,140	(92)
Non-core items
SCE – regulatory items	—	(39)	39
Global settlement
SCE	—	95	(95)
EMG	—	52	(52)
EIX parent company and other	—	28	(28)
EMG – write-off of capitalized costs	—	(24)	24
EMG – gain on sale of March Point	5	—	5
EMG – impairment of three Midwest Generation facilities	(386)	—	(386)
EMG – impairment of Homer City	(623)	—	(623)
EMG – impairment of wind portfolio and charges	(41)	—	(41)
EMG – write-off of American Airlines aircraft lease receivable	(16)	—	(16)
EMG – discontinued operations	(3)	4	(7)
EIX – deferred tax adjustment related to impairment	(21)	—	(21)
Total non-core items	(1,085)	116	(1,201)
EIX basic earnings (loss)	$ (37)	$ 1,256	$ (1,293)

  1     See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Consolidated Statements of Income	Edison International

	Quarter Ended December 31,		Year Ended December 31,
(in millions, except per-share amounts)	2011	2010	2011	2010
Electric utility	$2,513	$2,479	$10,574	$9,980
Competitive power generation	500	590	2,186	2,429
Total operating revenue	3,013	3,069	12,760	12,409
Fuel	299	295	1,166	1,172
Purchased power	568	593	2,989	2,930
Operation and maintenance	1,252	1,327	4,776	4,612
Depreciation, decommissioning and amortization	449	395	1,737	1,522
Asset impairments, lease terminations and other	1,764	45	1,772	47
Total operating expenses	4,332	2,655	12,440	10,283
Operating income (loss)	(1,319)	414	320	2,126
Interest and dividend income (expense)	(1)	3	37	31
Equity in income from unconsolidated affiliates – net	19	6	86	106
Other income	45	46	156	148
Interest expense	(207)	(185)	(808)	(703)
Other expenses	(18)	(13)	(55)	(51)
Income (loss) from continuing operations before income taxes	(1,481)	271	(264)	1,657
Income tax expense (benefit)	(657)	93	(288)	354
Income (loss) from continuing operations	(824)	178	24	1,303
Income (loss) from discontinued operations – net of tax	—	—	(3)	4
Net income (loss)	(824)	178	21	1,307
Dividends on preferred and preference stock of utility	15	13	59	52
Other noncontrolling interest	—	(1)	(1)	(1)
Net income (loss) attributable to Edison International common shareholders	$(839)	$166	$(37)	$1,256
Amounts attributable to Edison International common shareholders:
Income (loss) from continuing operations, net of tax	$(839)	$166	$(34)	$1,252
Income (loss) from discontinued operations, net of tax	—	—	(3)	4
Net income (loss) attributable to Edison International common shareholders	$(839)	$166	$(37)	$1,256
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$(2.57)	$0.51	$(0.10)	$3.83
Discontinued operations	—	—	(0.01)	0.01
Total	$(2.57)	$0.51	$(0.11)	$3.84
Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	326	329	326	329
Continuing operations	$(2.57)	$0.51	$(0.10)	$3.81
Discontinued operations	—	(0.01)	(0.01)	0.01
Total	$(2.57)	$0.50	$(0.11)	$3.82
Dividends declared per common share	$ 0.325	$0.320	$ 1.285	$1.265

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions)	2011	2010
ASSETS
Cash and cash equivalents	$ 1,469	$ 1,389
Receivables, less allowances of $75 and $85 for uncollectible accounts at respective dates	908	931
Accrued unbilled revenue	519	442
Inventory	624	568
Prepaid taxes	88	390
Derivative assets	106	133
Restricted cash and cash equivalents	103	2
Margin and collateral deposits	58	65
Regulatory assets	494	378
Other current assets	115	124
Total current assets	4,484	4,422
Nuclear decommissioning trusts	3,592	3,480
Investments in unconsolidated affiliates	525	559
Other investments	211	223
Total investments	4,328	4,262
Utility property, plant and equipment, less accumulated depreciation of $6,894 and $6,319 at respective dates	27,569	24,778
Competitive power generation and other property, plant and equipment, less accumulated depreciation of $1,408 and $1,865 at respective dates	4,547	5,406
Total property, plant and equipment	32,116	30,184
Derivative assets	128	437
Restricted deposits	51	47
Rent payments in excess of levelized rent expense under plant operating leases	760	1,187
Regulatory assets	5,466	4,347
Other long-term assets	706	644
Total long-term assets	7,111	6,662

Total assets	$ 48,039	$ 45,530

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions, except share amounts)	2011	2010
LIABILITIES AND EQUITY
Short-term debt	$ 429	$ 115
Current portion of long-term debt	57	48
Accounts payable	1,419	1,362
Accrued taxes	52	52
Accrued interest	205	205
Customer deposits	199	217
Derivative liabilities	268	217
Regulatory liabilities	670	738
Other current liabilities	1,049	998
Total current liabilities	4,348	3,952
Long-term debt	13,689	12,371
Deferred income taxes	5,396	5,625
Deferred investment tax credits	89	122
Customer advances	138	112
Derivative liabilities	547	468
Pensions and benefits	2,912	2,260
Asset retirement obligations	2,688	2,561
Regulatory liabilities	4,670	4,524
Other deferred credits and other long-term liabilities	2,476	2,041
Total deferred credits and other liabilities	18,916	17,713
Total liabilities	36,953	34,036
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,360	2,331
Accumulated other comprehensive income	(139)	(76)
Retained earnings	7,834	8,328
Total Edison International’s common shareholders’ equity	10,055	10,583
Preferred and preference stock of utility	1,029	907
Other noncontrolling interest	2	4
Total noncontrolling interests	1,031	911

Total equity	11,086	11,494

Total liabilities and equity	$ 48,039	$ 45,530

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Consolidated Statement of Cash Flows	Edison International

	Years Ended December 31,
(in millions)	2011	2010	2009
Cash flows from operating activities:
Net income	$21	$1,307	$ 945
Less: Income (loss) from discontinued operations	(3)	4	(7)
Income from continuing operations	24	1,303	952
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,737	1,522	1,418
Regulatory impacts of net nuclear decommissioning trust earnings	146	189	158
Other amortization	152	118	120
Asset impairments, lease terminations and other	1,759	47	888
Stock-based compensation	30	30	22
Equity in income unconsolidated affiliates	(86)	(106)	(42)
Distributions unconsolidated affiliates	82	92	31
Deferred income taxes and investment tax credits	(188)	1,139	(1,457)
Income from leveraged leases	(5)	(5)	(14)
Proceeds from U.S. treasure grants	388	92	—
Changes in operating assets and liabilities:
Receivables	19	(155)	80
Inventory	(56)	(49)	20
Margin and collateral deposits – net of collateral received	25	63	30
Prepaid taxes	302	(357)	178
Other current assets	(85)	(24)	(45)
Rent payments in excess of levelized rent expense	(136)	(149)	(160)
Accounts payable	56	(3)	152
Accrued taxes	—	(135)	(402)
Other current liabilities	(33)	13	31
Derivative assets and liabilities – net	383	(44)	(581)
Regulatory assets and liabilities – net	(1,080)	278	1,457
Other assets	(120)	(71)	62
Other liabilities	595	(315)	154
Operating cash flows from discontinued operations	(3)	4	(7)
Net cash provided by operating activities	3,906	3,477	3,045
Cash flows from financing activities:
Long-term debt issued	1,376	1,936	939
Long-term debt issuance costs	(35)	(38)	(25)
Long-term debt repaid	(67)	(396)	(1,044)
Bonds purchased	(86)	—	(219)
Preference stock issued – net	123	—	—
Short-term debt financing – net	389	30	(2,058)
Borrowing held in escrow pending completion of project construction	(97)	—	—
Settlements of stock-based compensation – net	(20)	(16)	(3)
Cash contributions from noncontrolling interests	—	—	2
Dividends and distributions to noncontrolling interests	(59)	(52)	(117)
Dividends paid	(417)	(411)	(404)
Net cash provided (used) by financing activities	$1,107	$1,053	$ (2,929)

Edison International Reports Fourth Quarter and Full Year 2011 Financial Results

Consolidated Statement of Cash Flows	Edison International

	Years Ended December 31,
(in millions)	2011	2010	2009
Cash flows from investing activities:
Capital expenditures	$ (4,808)	$ (4,543)	$ (3,282)
Purchase of interest in acquired companies	(3)	(4)	(22)
Proceeds from termination of leases	—	—	1,420
Proceeds from sale of nuclear decommissioning trust investments	2,773	1,432	2,217
Purchases of nuclear decommissioning trust investments and other	(2,940)	(1,651)	(2,416)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	41	44	11
Investments in other assets	4	(1)	(287)
Effect of consolidation and deconsolidation of variable interest entities	—	(91)	—
Net cash used by investing activities	(4,933)	(4,841)	(2,359)
Net increase (decrease) in cash and equivalents	80	(284)	(2,243)
Cash and cash equivalents, beginning of year	1,389	1,673	3,916
Cash and cash equivalents, end of year	$ 1,469	$ 1,389	$ 1,673